--------------------------------------------------------------------------------


                               SEMI-ANNUAL REPORT



                                [GRAPHIC OMITTED]

                                Light Revolution
                                      Fund


                                 April 30, 2002


--------------------------------------------------------------------------------

                               Board of Directors
                                Henry Hewett III
                                  Tamsin Taylor
                                  Jeffrey Vroom

                               Investment Adviser
                         Light Index Investment Company
                                   704 Court A
                            Tacoma, Washington 98402

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                   US Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145








Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, L.L.C. This report has been prepared for the general information of the Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

Semi-Annual Report 2002




May 7, 2002



Dear Shareholder,

We are witnessing the late stages of the unwinding of two unfortunate, and we expect, non-recurring trends. First, many companies apparently were less than forthright about their financial picture. Since our system is built upon trust, such practices are extremely damaging. Secondly, many Wall Street firms were caught handing favors to their biggest investment banking clients while leaving their retail customers holding the bag. For many, the bag is empty or nearly so as scores of high hopes have been dashed by 90 percent if not entirely.

However, the world is not ending. Though $4 trillion in paper gains have vanished, the Nasdaq is now where it was in 1998. And though that was in another century, it was not the Middle Ages. The PC and the Internet, like the steam engine and electricity are here to stay. Indeed in our opinion, technology has become and will remain the most important sector of the economy. We continue to believe that it is appropriate for prudent investors to maintain positions in the leading technology companies and because of the problems mentioned above, we believe it is especially important to focus on those companies that actually make money.

The tech bubble did not last forever; the bear market will not last forever either. We expect technology to lead the coming recovery and also expect investors who stay on board to be glad they did.

Sincerely,

/s/ Henry Hewitt
Henry Hewitt
Fund Manager


Mutual fund investing involves risks; loss of principal is possible.

The Fund may be subject to a higher degree of market risk than diversified funds because of its concentration in a specific industry or sector area.

================================================================================
                              LIGHT REVOLUTION FUND
                             Schedule of Investments
                           April 30, 2002 (Unaudited)
================================================================================

 Shares                                                       Market Value

 COMMON STOCK  -  96.79%

 Business Services -  2.22%
     3,693 Fiserv, Inc. *                                        164,191
                                                                 -------

 Computer Hardware & Electronics -  18.79%
     4,827 Agilent Technologies, Inc. *                        $ 145,051
     6,709 Apple Computer, Inc.*                                 162,827
    15,120 Corning Incorporated.*                                101,153
     5,200 Dell Computer Corporation *                           136,968
     9,320 EMC Corporation *                                      85,185
     1,997 First Data Corp.                                      158,742
     1,267 International Business Machines Corporation           106,124
     5,211 Koninklijke (Royal) Philips Electronics               161,593
     2,626 Lexmark International, Inc.*                          156,982
     2,178 Sony Corporation ADR                                  174,307
                                                                 -------
                                                               1,388,932
 Conglomerates -  1.28%
     2,939 Vivendi Universal ADR                                  94,401
                                                                  ------

 E-Commerce  -  3.86%
     9,212 Charles Schwab Corporation                            104,925
     3,523 Wells Fargo & Company                                 180,201
                                                                 -------
                                                                 285,126

*Non-Income Producing Securities

The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                             Schedule of Investments
                           April 30, 2002 (Unaudited)
                                  (Continued)
================================================================================

 Entertainment & Media  -  1.74%
     4,346 Comcast Corporation Cl A Special Non-Voting *         116,256
     7,523 Liberty Media Corp. *                                  80,496
     6,706 The Walt Disney Company                               155,445
     4,878 The News Corporation Limited ADR                      128,682
     3,376 Viacom, Inc. Class B *                                159,010
                                                                 -------
                                                                 639,889
 Imaging & Graphics -  8.24%
     4,292 Adobe Systems, Inc.                                   171,508
     4,369 Canon, Inc. ADR                                       169,779
     4,000 Eastman Kodak, Co.                                    128,840
     4,400 Fuji Photo Film                                       139,040
                                                                 -------
                                                                 609,167
 Integrated Circuits & Semiconductors -  16.72%
     3,332 Anolog Devices, Inc.*                                 123,151
     6,956 Applied Materials, Inc. *                             169,170
     3,339 Broadcom Corporation Class A                          115,196
     4,384 Intel Corporation                                     125,426
     2,804 KLA-Tencor Corp. *                                    165,352
     2,689 Maxim Integrated Products, Inc. *                     133,912
     4,441 Micron Technology, Inc. *                             105,252
     5,336 Texas Instruments Incorporated                        165,042
     3,530 Xilinx, Inc. *                                        133,293
                                                                 -------
                                                               1,235,794
*Non-Income Producing Securities

The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                             Schedule of Investments
                           April 30, 2002 (Unaudited)
                                  (Continued)
================================================================================

 Internet  -  1.27%
     4,952 AOL Time Warner, Inc. *                                94,187
     7,494 Cisco Systems, Inc. *                                 109,787
    11,483 Sun Microsystems, Inc. *                               93,931
                                                                  ------
                                                                 297,905
 Security & Comodity Brokers -  1.43%
    15,153 Instinet Group Incorporated *                         105,768
                                                                 -------

 Software -  11.87%
     4,500 Checkpoint Software Technology, Inc. *                 81,675
     3,807 Intuit, Inc. *                                        149,158
     2,255 Microsoft Corporation, Inc. *                         117,846
     9,961 Oracle Corporation *                                  100,008
     4,506 SAP AG ADR                                            146,896
     4,500 Symantec Corporation *                                159,345
     2,706 Synopsys, Inc. *                                      122,068
                                                                 -------
                                                                 876,996
*Non-Income Producing Securities

The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                             Schedule of Investments
                           April 30, 2002 (Unaudited)
                                  (Continued)
================================================================================

 Telecommunications  -  12.95%
     4,493 BCE, Inc.                                              78,583
     2,379 Bellsouth Corp.                                        72,203
     9,500 China Mobile Limited *                                157,795
    22,177 Lucent Technologies, Inc. *                           102,014
     2,200 NTT DoCoMo, Inc. ADR                                  139,502
     3,907 SBC Communications, Inc.                              121,351
     7,506 Sprint Corp. (PCS Group) *                             84,142
     9,246 Symbol Technologies, Inc.                              78,221
     3,079 Verizon Communications                                123,499
                                                                 -------
                                                                 957,310
 Wireless -  6.74%
     9,431 General Motors Corporation  Class H *                 141,276
    10,328 Motorola, Inc.                                        159,051
     6,134 Nokia Oyj ADR                                          99,739
     3,256 Qualcom, Inc. *                                        98,201
                                                                  ------
                                                                 498,267

 TOTAL FOR COMMON STOCK  96.79%                                7,153,746
                                                               =========

 Money Market Funds -  2.85%
   612,887 Firstar U.S.Treasury Money Market Fund  2.01%         210,927
                                                                 -------

TOTAL INVESTMENTS   99.64%                                     7,364,673
          (Identified Cost  $8,580,531)

OTHER ASSETS LESS LIABILITIES -  0.36%                            26,415
                                                                  ------

NET ASSETS  - 100.00%                                         $7,391,088
                                                              ==========


*Non-Income Producing Securities

The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                       Statement of Assets and Liabilities
                           April 30, 2002 (Unaudited)
================================================================================



Assets:
     Investment Securities at Market Value                   $ 7,364,673
          (Identified Cost  $8,580,531)
     Cash                                                          2,251
     Receivables:
          Dividends and Interest                                   3,070
          Due from Advisor                                        43,246
                                                                  ------
               Total Assets                                    7,413,240
                                                               ---------
Liabilities:
     Accrued Expenses                                             22,152
                                                                  ------
               Total Liabilities                                  22,152
                                                                  ------
Net Assets                                                   $ 7,391,088
                                                             ===========

Net Assets Consist of:
     Capital Paid In                                          11,762,629
     Unrealized Net Investment Income                            (49,343)
     Accumulated Realized Gain (Loss) on
        Investments - Net                                     (3,106,340)
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net       (1,215,858)
                                                              -----------
Net Assets for 898,395 Shares Outstanding                    $ 7,391,088
                                                             ===========

Per Share Net Asset Value and Redemption Price                    $ 8.23
           ($7,391,088/898,395 shares)


The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                             Statement of Operations
                           April 30, 2002 (Unaudited)
================================================================================

                                                                  11/1/2001
                                                                      to
                                                                  4/30/2002
Investment Income:
     Dividends                                                    $ 13,146
     Interest                                                        1,530
                                                                     -----
          Total Investment Income                                   14,676
Expenses:
     Advisory fees (Note 4)                                         32,872
     Administration fees                                            13,547
     Legal fees                                                     18,996
     Audit fees                                                      6,988
     Transfer agent fees                                            28,817
     Registration fees                                               5,263
     Distribution fees                                               8,218
     Insurance expense                                               3,173
     Printing and postage expense                                    4,195
     Custody fees                                                    1,810
     Directors fees                                                  1,486
     Other fees                                                        337
                                                                       ---
          Total Expenses                                           125,702
          Less:
         Advisory fee waiver/reimbursement (Note 4)                 61,683
                                                                    ------
         Net Expenses                                               64,019
Net Investment Income                                              (49,343)
                                                                   --------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                          (933,235)
     Unrealized Appreciation (Depreciation) on Investments         596,176
                                                                   -------
Net Realized and Unrealized Gain (Loss) on Investments            (337,059)
                                                                  ---------

Net Increase (Decrease) in Net Assets from Operations           $ (386,402)
                                                                ===========


The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                       Statement of Changes in Net Assets
                           April 30, 2002 (Unaudited)
================================================================================


                                                       Six months  For the year
                                                         ended        ended
                                                       4/30/2002    10/31/2001
                                                       ---------    ----------
Operations:
     Net investment income (loss)                       (49,343)   $ (93,691)
     Net realized gain (loss)on investment
         transactions                                  (933,235)  (2,173,100)
     Net unrealized appreciation (depreciation)
         on investments                                 596,176   (1,615,742)
     Net increase (decrease) in net assets
         resulting from operations                     (386,402)  (3,882,533)
Dividends and Distributions to Shareholders From:
     Return of cpaital distibution                            0     (110,274)
     Capital Gain dis                                         0      (64,847)
                                                             --      --------
     Net Decrease from Distributions                          0     (175,121)
Capital Share Transactions:
     Proceeds from shares sold                        2,997,089    4,608,632
     Reinvested dividends and distributions                   0      172,822
     Cost of shares redemed                            (795,265)  (4,309,128)
                                                       ---------  -----------
Net Increase from Shareholder Activity                2,201,824      472,326

Net Assets:
Net increase (decrease)  in net assets                1,815,422   (3,585,328)
Beginning of year                                     5,575,666    9,160,994
End of year ( including accumulated undistributed
      net investment income of  -$49,343)            $7,391,088   $5,575,666
                                                     ==========   ==========

Share Transactions:
     Shares sold                                        325,374      461,798
     Shares issued on reinvestment of dividends               0       13,749
     Shares redeemed                                    (86,136)    (416,980)
                                                        --------    ---------
Net increase (decrease) in shares                       239,238       58,567
Outstanding at beginning of period                      659,157      600,590
                                                        -------      -------
Outstanding at end of period                            898,395      659,157
                                                        =======      =======

The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                              Financial Highlights
                           April 30, 2002 (Unaudited)
          Selected data for a share outstanding throughout the period.
================================================================================

                            Six Months  For the Year  For the Year  For the Year
                               Ended       Ended         Ended         Ended
                            10/31/2002  10/31/2001    10/31/2000     10/31/1999*
                            ----------  ----------    ----------     ----------

Net Asset Value at
  Beginning of Period         $ 8.46     $ 15.25       $ 11.39        $ 10.00
Net Investment Loss ****       (0.03)      (0.14)        (0.06)         (0.04)
Net Gains or Losses on
  Securities (Realized and
  Unrealized)                  (0.20)      (6.35)         3.92           1.43
                               ------      ------         ----           ----
     Total from Investment
       Operations              (0.23)      (6.49)         3.86           1.39
                               ------      ------         ----           ----

Dividends (From Net Investment
  Income)                       0.00       (0.19)         0.00           0.00
Distributions (From Capital
  Gains)                        0.00       (0.11)         0.00           0.00
                                ----       ------         ----           ----
     Total Distributions        0.00       (0.30)         0.00           0.00
                                ----       ------         ----           ----

Net Asset Value at  End of
  Period                      $ 8.23      $ 8.46       $ 15.25        $ 11.39
                              ======      ======       =======        =======

Total Return *****             (2.72)%    (43.25)%       33.89 %       13.90%***

Ratios/Supplemental Data:
Net Assets at End of Period
  (Thousands                 $ 7,391     $ 5,576       $ 9,161        $ 1,448
Ratio of Expenses to Average
  Net Assets before
  reimbursement                 3.74%**     3.98 %        5.21 %        20.74%**
Ratio of Net Investment Income
  to Net Assets before
  reimbursement                (3.30)**    (3.35)%       (3.99)%       (19.85)**
Ratio of Expenses to Average
  Net Assets after
  reimbursement                 1.90 % **   2.00 %        2.00 %         2.00%**
Ratio of Net Investment Income
  to Net Assets after
  reimbursement                (1.47)**    (1.37)%       (0.78)%        (1.11)**
Portfolio Turnover Rate            208.96 % **  50.65 %    17.49 %     0.00 %

*    Commencement of Operations
**   Annualized
***  Not Annualized
**** Net investment loss per share is calculated  using ending balances prior to consideration of adjustments for permanent book and tax differences. *****The total return calculation does not reflect the maximum sales charge of
     4.75%.


The accompanying notes are an integral part of the financial statements.

================================================================================
                              LIGHT REVOLUTION FUND
                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2002 (UNAUDITED)
================================================================================

Note 1. Organization
The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates, The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation, The Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Distributions to Shareholders, Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

================================================================================
                              LIGHT REVOLUTION FUND
                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2002 (UNAUDITED)
                                  (Continued)
================================================================================

Federal Income Taxes, The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

At October 31, 2001 the Fund had net realized capital loss carryover of $1,550,331 expiring in 2009. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover.

Foreign Securities, The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translation, Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Other, Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Note 3. Investment Transactions
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended April 30, 2002, were as follows:

                               PURCHASES        SALES
                               ---------        -----
U.S. Government                  $ -             $ -
Other                         $10,832,835    $6,725,967

================================================================================
                              LIGHT REVOLUTION FUND
                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2002 (UNAUDITED)
                                  (Continued)
================================================================================

At April 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


Appreciation                                             $ 562,455
(Depreciation)                                         (1,778,313)
                                                       -----------
Net depreciation of                                   $(1,215,858)
investments

At April 30, 2002, the cost of investments for federal income tax purposes was $8,580,831.

Note 4. Agreements
The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until March 31, 2002, the Investment Adviser had agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. As of March 31, 2002, the Investment Adviser has terminated or revised the total annual operating expense limitations. Accordingly, for the year ended April 30, 2002, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $61,683. Any future waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration                Recoverable Amount
------------------                ------------------
10/31/02                              $172,886
10/31/03                               145,926
10/31/04                               109,106

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares. Prior to January 1, 2001, Provident Distributors, Inc. served as distributor of the Fund.